Related Party Transactions	12 Months Ended
Dec. 31, 2023
Notes to Consolidated Financial Statements [Abstract]
Related Party Transactions

 Note 28 | Related party transactions

Sales and Purchases of Goods

We sell potash outside Canada and the US exclusively through Canpotex. Canpotex sells potash to buyers, including Nutrien, in export markets pursuant to term and spot contracts at agreed upon prices. Our total revenue is recognized at the amount received from Canpotex representing proceeds from their sale of potash, less net costs of Canpotex. Sales to Canpotex are shown in Note 3. The receivable outstanding from Canpotex is shown in Note 11 and arose from sale transactions described above. It is unsecured and bears no interest. Any credit losses held against this receivable are expected to be negligible. Purchases from Canpotex for the year ended 2023 were $92 (2022 – $415) and the amount payable to Canpotex is shown in Note 20.

Key Management Personnel Compensation and Transactions with Post-Employment Benefit Plans

	2023	2022
Salaries and other short-term benefits	10	13
Share-based compensation	(7)	18
Post-employment benefits	2	3
Termination benefits	2	10
	7	44

Disclosures related to our post-employment benefit plans are shown in Note 21.